UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2003

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, Texas 76092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.
(Former name or former address, if changed since last report.)

Item 9.                    Regulation FD Disclosure

On October 21, 2003, Sabre Holdings Corporation (the “Company”) issued the news release attached hereto as Exhibit 99.1 announcing that its Board of Directors declared, after the close of trading on the New York Stock Exchange on October 20, 2003, a quarterly cash dividend of $0.07 per share, payable on November 14, 2003, to stockholders of record as of the close of regular trading on the New York Stock Exchange on October 31, 2003.  The Company will pay with respect to this dividend an aggregate amount of approximately $10 million.  This is the third dividend declared by the Company since the Company announced its intention to consider declaring and paying dividends on a quarterly basis on April 17, 2003.  The Company also announced that its Board of Directors currently intends to declare comparable future dividends on a regular quarterly basis, subject to the financial ability of the Company to pay dividends, and to a determination by the Board of Directors that such dividends continue to be in the best interests of the Company and its stockholders.

Exhibit(s)

Exhibit	Description

99.1	News release announcing quarterly dividend, issued by Sabre Holdings Corporation on October 21, 2003.

All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report and the exhibit hereto which are not purely historical facts, including statements about possible future dividends or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to the Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the computer reservation system rules proposed by the Department of Transportation and the Company’s revenues being highly dependent on the travel and transportation industries.  The Company may not succeed in addressing these and other risks.

Further information regarding factors that could affect our financial and other results can be found in the risk factors section of the Company’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

	By:	/s/ James F. Brashear
	Name:	James F. Brashear
	Title:	Corporate Secretary

Date: October 21, 2003

EXHIBIT INDEX

Exhibit 99.1:	News release announcing quarterly dividend, issued by Sabre Holdings Corporation on October 21, 2003.